SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                           ________________________



                                   FORM 8-K



                                CURRENT REPORT


            Pursuant to Section 12(g) and Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 26, 1999



                         MADERA INTERNATIONAL, INC.
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)




           Nevada                    0-16523                95-3769906
----------------------------   --------------------     -------------------
       (State or other         (Commission File No.)   (IRS Employer ID No.)
jurisdiction of incorporation)


2600 Douglas Road - Suite 1004, Coral Gables, FL                   33134
-------------------------------------------------------            --------
    (Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code: (305) 774-9411

Totally sequentially numbered pages in this document: 6

Exhibit index pages number: 3

Item 4.     Changing Accountants
-------     --------------------

            On March 26, 1999, the Board of Directors of Registrant voted to appoint Sanson, Kline, Jacomino & Company, LLP - Certified Public Accountants as Auditors for the current year ending March 31, 1999. An engagement letter (See Exhibit "A" attached hereto) was signed on that same date engaging that firm for the annual Audit. This firm is located in Miami, Florida, which makes it more convenient to establish communication links.

            The previous Auditors, Harlan & Boettger, CPAs, of San Diego, California had been the Auditors for several years. The Registrant notified them of the desire to choose accountants that were local and that had knowledge of operations in Spanish Speaking environments.

            The change is strictly a result of convenience for management and for required communication skills needed when conducting business in rural locations in South America.












                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MADERA INTERNATIONAL, INC.



Date:  March 26, 1999                  /s/ Ramiro Fernandez-Moris
                                       ------------------------------
                                           Ramiro Fernandez-Moris, Chairman

                                    EXHIBITS

1.    Exhibit "A" .................................. Engagement letter-Page 4-6

SANSON, KLINE, JACOMINO & COMPANY, LLP
CERTIFIED PUBLIC ACCOUNTANTS                               Tel.  (305) 442-2470
                                                           Fax   (305) 442-2850

Lejeune Centre 782 N.W. Lejeune Road Suite 650 Miami, Florida 33176


March 5, 1999

Madera International, Inc.
Regina Fernandez, Executive Vice President
2600 Douglas Road - Suite 1004
Coral Gables, Florida  33134

Dear Regina:

Thank you for meeting with us to discuss the requirements of our forthcoming engagement.

We will audit the balance sheet of Madera International, Inc. as of March 31, 1999 and the related statement of earnings, retained earnings and cash flows for the year then ended. Our audit will be made in accordance with generally accepted auditing standards and will include our examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

The objective of our engagement is the completion of the foregoing audit and, upon their completion and subject to their findings, the rendering of our reports. As you know, the financial statements are the responsibility of the management of your organization who are primarily responsible for the data and information set forth therein, as well as for the maintenance of an appropriate internal control structure (which includes adequate accounting records and procedures to safeguard the organization's assets). Accordingly, as required by generally accepted auditing standards, our procedures will include obtaining written confirmation from management concerning important representations which we will rely upon.

As also required by generally accepted auditing standards, we will plan and perform our audit to obtain reasonable, but not absolute, assurance about whether the financial statements are free of material misstatement. Accordingly, any such audit is not a guarantee of the accuracy of the financial statements and is subject to the inherent risk that errors, irregularities (or illegal acts), if they exist, might not be detected. If we become aware of any such matters during the course of our audit, we will bring them to your attention. Should you then wish us to expand our normal auditing procedures, we would be pleased to work with you to develop a separate engagement for that purpose.

Because many computerized systems use only two digits to record the year in date fields (for example, the year 1998 is recorded as 98), such systems may not be able to process dates accurately in the year 2000 and after. The effects of this problem will vary from system to system and may adversely affect an entity's operations as well as its ability to prepare financial statements.

An audit of financial statements conducted in accordance with generally accepted auditing standards is not designed to detect whether a company's systems are year 2000 compliant. Further, we have no responsibility with regard to the Company's efforts to make its systems, or any other systems, such as those of the Company's vendors, service providers, or any other third parties, year 2000 compliant or provide assurance on whether the Company has addressed or will be able to address all of the affected systems on a timely basis. These are responsibilities of the Company's management. However, for the benefit of management, we may choose to communicate matters that come to our attention relating to the Year 2000 Issue.

While our audit will be conducted with due regard to the rules and regulation of the Securities and Exchange Commission relative to matters of accounting, it should be understood that our report and the financial statements and schedules are subject to review by the Commission and to their interpretation of the applicable rules and regulations.

The Private Securities Litigation Reform Act of 1995 (the Act) has imposed additional responsibilities on SEC registrants, their managements, audit committees and boards of directors, as well as independent auditors regarding the reporting of illegal acts that have or may have occurred. During the course of our audit, well will ask you for specific representations about this. To fulfill our responsibilities under the Act, we may need to consult with your Counsel, or counsel of our choosing, about any such illegal acts that we become aware of. Additional fees, including legal fees, if any, will be billed to you. You agree to cooperate fully with any procedures that we may deem necessary to perform.

In addition, we will prepare the federal and state tax returns for the year ended March 31, 1999.

Our agreement with you calls for a specific fee of $20,000.00, plus out-of-pocket expenses (review of prior year workpapers), and is based on the understanding that your staff will develop that data necessary to prepare financial statements in accordance with generally accepted accounting principles. Our fee will be billed in three installments: $5,000.00 payable upon signing of this agreement, $5,000.00 upon the start of the fieldwork, and $10,000.00 upon issuance of the financial statements. This engagement includes only those services specifically described in this letter and appearances before judicial proceedings or governmental organizations, such as the Internal Revenue Service, Securities and Exchange Commission or other regulatory bodies, arising out of this engagement will be billed to you separately.

We look forward to providing the services described in this letter, as well as other accounting services agreeable to us both. If you are in agreement with the terms of this letter, please sign one copy and return it for our files. We appreciate the opportunity to continue to work with you.

Very truly yours,

SANSON, KLINE, JACOMINO & COMPANY, LLP


The foregoing letter fully describes our understanding and is accepted by us.

                                        MADERA INTERNATIONAL, INC.

DATE:____________________               _______________________________________